SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 25, 2004

                                       CW

                                  (Depositor)

     (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2004-2)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                        CHL Mortgage Pass-Through Trust
                                 Series 2004-2

On May 25, 2004, The Bank of New York, as Trustee for CW, CHL Mortgage Pass-Through Trust Series 2004-2, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2004, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, CHL Mortgage Pass-Through Trust Series 2004-2 relating to the distribution date of May 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 25, 2004


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated May 25, 2004


                             Payment Date: 05/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                 CHL Mortgage Pass-Through Trust, Series 2004-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       103,782,349.33    4.425015%     6,754,689.59    382,698.75    7,137,388.33       0.00       0.00
                        2A1        38,061,907.24    5.322118%     2,147,013.40    168,808.30    2,315,821.70       0.00       0.00
                        3A1        43,948,768.82    5.482913%     3,397,002.16    200,806.05    3,597,808.21       0.00       0.00
                        M           4,033,933.43    4.858606%         1,990.48     16,332.74       18,323.22       0.00       0.00
                        B1          1,904,136.40    4.858606%           939.56      7,709.54        8,649.10       0.00       0.00
                        B2          1,007,484.86    4.858606%           497.13      4,079.14        4,576.27       0.00       0.00
                        B3            669,992.41    4.858606%           330.60      2,712.69        3,043.29       0.00       0.00
                        B4            558,160.59    4.858606%           275.41      2,259.90        2,535.32       0.00       0.00
                        B5            908,058.27    4.858606%           448.03      3,676.58        4,124.61       0.04       0.00
Residual                AR                  0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        194,874,791.35     -           12,303,186.35    789,083.70   13,092,270.05       0.04     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        97,027,659.74              0.00
                                2A1        35,914,893.84              0.00
                                3A1        40,551,766.66              0.00
                                M           4,031,942.95              0.00
                                B1          1,903,196.83              0.00
                                B2          1,006,987.73              0.00
                                B3            669,661.81              0.00
                                B4            557,885.18              0.00
                                B5            907,610.21              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        182,571,604.96     -
--------------------------------------------------------------------------------

                             Payment Date: 05/25/04


          ------------------------------------------------------------
                             Countrywide Home Loans
                 CHL Mortgage Pass-Through Trust, Series 2004-2
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   103,782,349.33     4.425015% 12669FKR3    56.331328      3.191550    809.170709
                           2A1    38,061,907.24     5.322118% 12669FKS1    45.131872      3.548480    754.958670
                           3A1    43,948,768.82     5.482913% 12669FKT9    70.815138      4.186076    845.356820
                           M       4,033,933.43     4.858606% 12669FKV4     0.492692      4.042758    998.005681
                           B1      1,904,136.40     4.858606% 12669FKW2     0.492692      4.042758    998.005681
                           B2      1,007,484.86     4.858606% 12669FKX0     0.492692      4.042758    998.005681
                           B3        669,992.41     4.858606% 12669FKY8     0.492692      4.042758    998.005681
                           B4        558,160.59     4.858606% 12669FKZ5     0.492692      4.042758    998.005681
                           B5        908,058.27     4.858606% 12669FLA9     0.492653      4.042758    998.005681
Residual                   AR              0.00     0.000000% 12669FKU6     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     194,874,791.35       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
                 CHL Mortgage Pass-Through Trust, Series 2004-2
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance       102,080,069.68    37,918,518.33    42,573,016.95
Loan count                    218               83               82
Avg loan rate           4.694929%        5.584934%        5.741913%
Prepay amount        6,705,820.29     2,124,588.07     3,377,010.87

                          Total
                          -----
Prin balance       182,571,604.96
Loan count                    383
Avg loan rate                5.12
Prepay amount       12,207,419.23

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        17,418.37         6,557.50         5,799.25
Sub servicer fees          989.83           127.40             0.00
Trustee fees               816.28           300.50           344.78


Agg advances                  N/A              N/A              N/A
Adv this period          6,975.08             0.00             0.00

                          Total
                          -----
Master serv fees        29,775.11
Sub servicer fees        1,117.23
Trustee fees             1,461.56


Agg advances                  N/A
Adv this period          6,975.08

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy              55,655.13        22,080.03        22,264.84
Fraud                1,249,722.02       495,801.49       499,951.48
Special Hazard       3,473,833.54             0.00             0.00

                          Total
                          -----
Bankruptcy             100,000.00
Fraud                2,245,474.99
Special Hazard       3,473,833.54


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior          100.000000%           100.000000%            194,874,791.35
   -----------------------------------------------------------------------------
   Junior            0.000000%             0.000000%                      0.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   925,412.66
60 to 89 days                           0                         0.00
90 or more                              1                   329,209.39
Foreclosure                             0                         0.00

Totals:                                 3                 1,254,622.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           13,092,270.05         13,092,270.05
Principal remittance amount           12,303,186.35         12,303,186.35
Interest remittance amount               789,083.70            789,083.70